Exhibit 10.13

AMENDMENT TO PRIVATE PLACEMENT UNITS PURCHASE AGREEMENT

This Amendment to Private Placement Units Purchase Agreement (the “Amendment”) is entered into effective as of November 2, 2025 by and between Viking Acquisition Corp. I, a Cayman Islands exempted company (the “Company”), and Viking Acquisition Sponsor I, LLC (the “Purchaser”) (each a “Party” and together the “Parties”). All defined terms not otherwise defined herein shall be as defined in the Private Placement Agreement.

WHEREAS, the Company and Purchaser entered into a Private Placement Units Purchase Agreement as of October 30, 2025 (the “Private Placement Agreement”);

WHEREAS, the underwriters on October 31, 2025 provided written notice to the Company that they are exercising their over-allotment option in its entirety; and

WHEREAS, the Parties desire to amend the Private Placement Agreement, as permitted by Section 13 of the Private Placement Agreement, on the terms set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the promises and conditions of this Amendment, the Parties hereby agree as follows:

1. Recitals. The first recital of the Private Placement Agreement is hereby amended and restated as follows:

“WHEREAS, the Company intends to consummate an initial public offering of the Company’s units (the “Public Offering”), each unit consisting of (1) one Class A ordinary share, par value $0.0001 per share, of the Company (an “Ordinary Share”), and (2) one-third of one redeemable warrant (a “Warrant”) to purchase an Ordinary Share (a “Warrant Share”) to be governed by the Warrant Agreement to be entered into between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”). Each whole Warrant entitles the holder to purchase one Ordinary Share at an exercise price of $11.50 per Ordinary Share. The Purchaser has agreed to purchase an aggregate of 350,000 private placement units (the “Private Placement Units”), each Private Placement Unit comprised of one Ordinary Share (the “Private Placement Shares”) one-third of one redeemable Warrant (the “Private Placement Warrants”) to purchase one Ordinary Share (the “Private Placement Warrant Shares”), as provided in the registration statement in connection with the Public Offering, for a purchase price of $3,500,000, or $10.00 per unit.”

2. Purchase and Sale of the Private Placement Units. Section 1(B) of the Private Placement Agreement is hereby amended and restated as follows:

“B. Purchase and Sale of the Private Placement Units. On the date of the consummation of the Public Offering or on such earlier time and date as may be mutually agreed by the Purchaser and the Company (the “Closing Date”), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, an aggregate of 350,000 private placement units at a price of $10.00 per unit for an aggregate purchase price of $3,500,000 (the “Purchase Price”), which shall be paid by wire transfer of immediately available funds to the Company at least one business day prior to the Closing Date in accordance with the Company’s wiring instructions. On the Closing Date, upon the payment by the Purchaser of the Purchase Price, the Company, at its option, shall deliver a certificate evidencing the Private Placement Units purchased by the Purchaser on such date duly registered in the Purchaser’s name to the Purchaser, or effect such delivery in book-entry form.”

3. Miscellaneous Provisions.

(a) Counterparts; Electronic Signatures. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” signed,” “signature,” and words of like import in this Amendment or in any other certificate, agreement or document related to this Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

(b) This Amendment is intended to be in full compliance with the requirements for an Amendment to the Agreement as required by Section 10.3 of the Agreement, and every defect in fulfilling such requirements for an effective amendment to the Agreement is hereby ratified, intentionally waived and relinquished by all Parties hereto.

(c) Governing Law; Jurisdiction; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the laws of the State of New York for agreements made and to be wholly performed within such state. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Amendment and the Agreement and the transactions contemplated hereby and by the Agreement.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

COMPANY:

Viking Acquisition Corp. I
By:	/s/ N. Håkan Wohlin
	Name:	N. Håkan Wohlin
	Title:	Chief Executive Officer

PURCHASER:

Viking Acquisition Sponsor I, LLC

By:	/s/ N. Håkan Wohlin
	Name:	N. Håkan Wohlin
	Title:	Manager

PRIVATE PLACEMENT UNITS PURCHASE AGREEMENT

THIS PRIVATE PLACEMENT UNITS PURCHASE AGREEMENT, dated as of October 30, 2025 (as it may be amended from time to time, this “Agreement”), entered into by and between Viking Acquisition Corp. I, a Cayman Islands exempted company (the “Company”), and Viking Acquisition Sponsor I, LLC the “Purchaser”).

WHEREAS, the Company intends to consummate an initial public offering of the Company’s units (the “Public Offering”), each unit consisting of (1) one Class A ordinary share, par value $0.0001 per share, of the Company (an “Ordinary Share”), and (2) one-third of one redeemable warrant (a “Warrant”) to purchase an Ordinary Share (a “Warrant Share”) to be governed by the Warrant Agreement to be entered into between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”). Each whole Warrant entitles the holder to purchase one Ordinary Share at an exercise price of $11.50 per Ordinary Share. The Purchaser has agreed to purchase an aggregate of 350,000 private placement units (or 372,500 private placement units if the underwriters’ over-allotment option is exercised in full) (the “Private Placement Units”), each Private Placement Unit comprised of one Ordinary Share (the “Private Placement Shares”) one-third of one redeemable Warrant (the “Private Placement Warrants”) to purchase one Ordinary Share (the “Private Placement Warrant Shares”), as provided in the registration statement in connection with the Public Offering, for a purchase price of $3,500,000 (or $3,725,000 private units if the underwriter’s over-allotment option is exercised in full), or $10.00 per unit.

NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby, intending legally to be bound, agree as follows:

AGREEMENT

Section 1. Authorization, Purchase and Sale; Terms of the Private Placement Units.

A. Authorization of the Private Placement Units. The Company has duly authorized the issuance and sale of the Private Placement Units to the Purchaser.

B. Purchase and Sale of the Private Placement Units. On the date of the consummation of the Public Offering or on such earlier time and date as may be mutually agreed by the Purchaser and the Company (the “Closing Date”), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, an aggregate of 350,000 private placement units (or 372,500 private placement units if the underwriter’s over-allotment option is exercised in full) at a price of $10.00 per unit for an aggregate purchase price of $3,500,000 (or $3,725,000 if the underwriters’ over-allotment option is exercised in full) (the “Purchase Price”), which shall be paid by wire transfer of immediately available funds to the Company at least one business day prior to the Closing Date in accordance with the Company’s wiring instructions. On the Closing Date, upon the payment by the Purchaser of the Purchase Price, the Company, at its option, shall deliver a certificate evidencing the Private Placement Units purchased by the Purchaser on such date duly registered in the Purchaser’s name to the Purchaser, or effect such delivery in book-entry form.

C. Terms of the Private Placement Units, Private Placement Warrants.

(i) Each Private Placement Unit shall have the terms set forth herein.

(ii) Each Private Placement Warrant shall have the terms set forth in the Warrant Agreement.

(iii) At the time of the closing of the Public Offering, the Company, the Purchaser and the representative of the underwriters shall enter into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company will grant certain registration rights to the Purchaser relating to the Private Placement Units, the Private Placement Shares, the Private Placement Warrants and the Private Placement Warrant Shares (together, the “Securities”).

D. Waiver of Liquidation Distributions; Redemption Rights. In connection with the Securities purchased pursuant to this Agreement, the Purchaser hereby waives any and all right, title, interest or claim of any kind in or to any distributions by the Company from the trust account which will be established for the benefit of the Company’s public shareholders and into which substantially all of the proceeds of the Public Offering will be deposited (the “Trust Account”), in the event of a liquidation of the Company upon the Company’s failure to timely complete an initial business combination. For purposes of clarity, in the event the Purchaser purchases securities in the Public Offering or in the aftermarket, any Ordinary Shares so purchased (the “Public Shares”), shall be eligible to receive any liquidating distributions by the Company. However, in no event will the Purchaser have the right to redeem any Ordinary Shares held by it in exchange for funds held in the Trust Account except Public Shares redeemed by the Company in the event of a liquidation of the Company upon the Company’s failure to timely complete an initial business combination.

Section 2. Representations and Warranties of the Company. As a material inducement to the Purchaser to enter into this Agreement and purchase the Private Placement Units, the Company hereby represents and warrants to the Purchaser (which representations and warranties shall survive the Closing Date) that:

A. Incorporation and Corporate Power. The Company is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement and the Warrant Agreement.

B. Authorization; No Breach.

(i) The execution, delivery and performance of this Agreement and the Private Placement Units have been duly authorized by the Company as of the Closing Date. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (whether considered in a proceeding in equity or law). Upon issuance in accordance with, and payment pursuant to, the terms of the Warrant Agreement and this Agreement, the Private Placement Units, the Private Placement Shares, Private Placement Warrants, and Private Placement Warrant Shares, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms as of the Closing Date.

(ii) The execution and delivery by the Company of this Agreement and the Private Placement Units, the issuance and sale of the Private Placement Units, the issuance of the Private Placement Shares and Private Placement Warrant comprising the Private Placement Units, the issuance of the Private Placement Warrant Shares and the fulfillment of, and compliance with, the respective terms hereof and thereof by the Company, do not and will not as of the Closing Date (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s equity or assets under, (d) result in a violation of, or (e) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the Amended and Restated Memorandum and Articles of Association of the Company in effect on the date hereof or as may be amended at or prior to completion of the contemplated Public Offering, or any material law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any filings required after the date hereof under federal or state securities laws.

C. Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Warrant Agreement and the Amended and Restated Memorandum and Articles of Association of the Company, as the case may be, each of the Securities will be duly and validly issued, fully paid and non-assessable. On the date of issuance of the Private Placement Units, the Private Placement Shares, the Private Placement Warrants, and the Warrant Shares, shall have been reserved for issuance. Upon issuance in accordance with the terms hereof and the Warrant Agreement, the Purchaser will have or receive good title to the Private Placement Units, the Private Placement Shares, the Private Placement Warrants and the Warrant Shares, free and clear of all liens, claims and encumbrances of any kind other than (i) transfer restrictions hereunder and pursuant to the insider letter to be entered into on or prior to the closing of the Public Offering and (ii) transfer restrictions under federal and state securities laws. Upon issuance in accordance with the terms hereof, the Purchaser will have or receive good title to the Private Placement Units, and the Private Placement Shares, free and clear of all liens, claims and encumbrances of any kind other than (i) transfer restrictions hereunder and pursuant to the insider letter to be entered into on or prior to the closing of the Public Offering and (ii) transfer restrictions under federal and state securities laws

D. Governmental Consents. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of any other transactions contemplated hereby.

E. Regulation D Qualification. Neither the Company nor, to its knowledge, any of its affiliates, members, officers, directors or beneficial shareholders of 20% or more of its outstanding securities, has experienced a disqualifying event as enumerated pursuant to Rule 506(d) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

Section 3. Representations and Warranties of the Purchaser. As a material inducement to the Company to enter into this Agreement and issue and sell the Private Placement Units to the Purchaser, the Purchaser hereby represents and warrants to the Company (which representations and warranties shall survive each Closing Date) that:

A. Organization and Requisite Authority. The Purchaser possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

B. Authorization; No Breach.

(i) This Agreement constitutes a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (whether considered in a proceeding in equity or law).

(ii) The execution and delivery by the Purchaser of this Agreement and the fulfillment of and compliance with the terms hereof by the Purchaser does not and shall not as of each Closing Date conflict with or result in a breach by the Purchaser of the terms, conditions or provisions of any agreement, instrument, order, judgment or decree to which the Purchaser is subject.

C. Investment Representations.

(i) The Purchaser is acquiring the Securities, for the Purchaser’s own account, for investment purposes only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

(ii) The Purchaser is an “accredited investor” as such term is defined in Rule 501(a)(3) of Regulation D, and the Purchaser has not experienced a disqualifying event as enumerated pursuant to Rule 506(d) of Regulation D under the Securities Act.

(iii) The Purchaser understands that the Securities are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations and warranties of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such Securities.

(iv) The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(v) The Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Purchaser understands that its investment in the Securities involves a high degree of risk and it has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the acquisition of the Securities.

(vi) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by the Purchaser nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(vii) The Purchaser understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (1) subsequently registered thereunder or (2) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. While the Purchaser understands that Rule 144 under the Securities Act is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company, the Purchaser understands that Rule 144 includes an exception to this prohibition if the following conditions are met: (i) the issuer of the securities that was formerly a shell company has ceased to be a shell company; (ii) the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and (iv) at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

(viii) The Purchaser has such knowledge and experience in financial and business matters, knows of the high degree of risk associated with investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder for an indefinite period of time. The Purchaser has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities. The Purchaser can afford a complete loss of its investment in the Securities.

Section 4. Conditions of the Purchaser’s Obligations. The obligation of the Purchaser to purchase and pay for the Private Placement Units is subject to the fulfillment, on or before each Closing Date, of each of the following conditions:

A. Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct at and as of such Closing Date as though then made.

B. Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing Date.

C. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement.

D. Warrant Agreement. The Company shall have entered into the Warrant Agreement on terms satisfactory to the Purchaser.

Section 5. Conditions of the Company’s Obligations. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before each Closing Date, of each of the following conditions:

A. Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct at and as of such Closing Date as though then made.

B. Performance. The Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Purchaser on or before such Closing Date.

C. Corporate Consents. The Company shall have obtained the consent of its Board of Directors authorizing the execution, delivery and performance of this Agreement and the Warrant Agreement and the issuance and sale of the Private Placement Units hereunder.

D. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement.

E. Warrant Agreement. The Company shall have entered into the Warrant Agreement on terms satisfactory to the Company.

Section 6. Legends. The Company will issue the Units, the Warrants and the Unit Shares, and when issued, the Warrant Shares purchased by the Purchaser, in the name of the Purchaser. The Securities will bear the following Legend and appropriate “stop transfer” instructions:

THESE SECURITIES (i) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT BETWEEN VIKING ACQUISITION CORP. I AND VIKING ACQUISITION SPONSOR I, LLC AND MAY ONLY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LOCKUP PURSUANT TO THE TERMS SET FORTH THEREIN.”

A. Purchaser’s Compliance. Nothing in this Section 6 shall affect in any way the Purchaser’s obligations and agreements to comply with all applicable securities laws upon resale of the Securities.

B. Company’s Refusal to Register Transfer of the Securities. The Company shall refuse to register any transfer of the Securities, if in the sole judgment of the Company such purported transfer would not be made (i) pursuant to an effective registration statement filed under the Securities Act, or (ii) pursuant to an available exemption from the registration requirements of the Securities Act.

C. Registration Rights. The Purchaser will be entitled to certain registration rights which will be governed by a registration rights agreement (“Registration Rights Agreement”) to be entered into with the Company on or prior to the closing of the Public Offering.

Section 7. Lockup. The Purchaser acknowledges and agrees that the Securities shall not be transferable, saleable or assignable until thirty (30) days after the consummation of an acquisition, share exchange, purchase of all or substantially all of the assets of, or any other similar business combination with one or more businesses or entities (a “Business Combination”), except to permitted transferees (as defined in the insider letter to be entered into on or prior to the closing of the Public Offering).

Section 8. Securities Laws Restrictions. The Purchaser agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Securities unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Securities proposed to be transferred shall then be effective or (b) the Company shall have received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction complies with the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and with all applicable state securities laws.

Section 9. Waiver of Distributions from Trust Account. In connection with the Securities purchased pursuant to this Agreement, the Purchaser hereby waives any and all right, title, interest or claim of any kind in or to any distributions from the Trust Account.

Section 10. Recession Right Waiver and Indemnification.

A. Rescission Waiver. The Purchaser understands and acknowledges that an exemption from the registration requirements of the Securities Act requires there be no general solicitation of purchasers of the Securities. In this regard, if the offering of the sale of the Securities were deemed to be a general solicitation with respect to the Securities, the offer and sale of such Securities may not be exempt from registration and, if not, the Purchaser may have a right to rescind its purchase of the Securities. In order to facilitate the completion of the offering of the sale of the Securities and in order to protect the Company, its shareholders and the Trust Account from claims that may adversely affect the Company or the interests of its shareholders, the Purchaser hereby agrees to waive, to the maximum extent permitted by applicable law, any claims, right to sue or rights in law or arbitration, as the case may be, to seek rescission of its purchase of the Securities as a result of the issuance of the Securities being deemed to be in violation of Section 5 of the Securities Act. The Purchaser acknowledges and agrees this waiver is being made in order to induce the Company to sell the Securities to the Purchaser. The Purchaser agrees the foregoing waiver of rescission rights shall apply to any and all known or unknown actions, causes of action, suits, claims or proceedings (collectively, “Claims”) and related losses, costs, penalties, fees, liabilities and damages, whether compensatory, consequential or exemplary, and expenses in connection therewith, including reasonable attorneys’ and expert witness fees and disbursements and all other expenses reasonably incurred in investigating, preparing or defending against any Claims, whether pending or threatened, in connection with any present or future actual or asserted right to rescind the purchase of the Securities hereunder or relating to the purchase of the Securities and the transactions contemplated hereby.

B. No Recourse Against Trust Account. The Purchaser agrees not to seek recourse against the Trust Account for any reason whatsoever in connection with its purchase of the Securities or any Claim that may arise now or in the future.

C. Section 10 Waiver. The Purchaser agrees that to the extent any waiver of rights under this Section 10 is ineffective as a matter of law, the Purchaser has offered such waiver for the benefit of the Company as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. The Purchaser acknowledges the receipt and sufficiency of consideration received from the Company hereunder in this regard.

Section 11. Terms of Unit. The Private Placement Units shall be substantially identical to the units offered in the Public Offering as set forth in the Underwriting Agreement pertaining thereto, except the Private Placement Units: (i) will be subject to the transfer restrictions described herein, and (ii) are being purchased pursuant to an exemption from the registration requirements of the Securities Act and the Securities will become freely tradable only after certain conditions are met or the resale of the Securities is registered under the Securities Act.

Section 12. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for agreements made and to be wholly performed within such territory. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

Section 13. Assignment; Entire Agreement; Amendment.

A. Assignment. Neither this Agreement nor any rights hereunder may be assigned by any party to any other person other than by the Purchaser, without the prior consent of the Company, to one or more persons agreeing to be bound by the terms hereof. Upon such assignment by a Purchaser, the assignee(s) shall become Purchaser hereunder and have the rights and obligations provided for herein to the extent of such assignment.

B. Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and supersedes any and all prior discussions, agreements and understandings of any and every nature.

C. Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

D. Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

Section 14. Notices; Indemnity.

A. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth herein or to such other address as a party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) sent by overnight courier, or (c) sent by certified mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by certified mail, on the fifth business day following the day such mailing is made.

B. Indemnification. Subject to Section 10, each party shall indemnify the other party against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement set forth in this Agreement.

Section 15. Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

Section 16. Survival; Severability.

A. Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the closing of the transaction provided for herein until one (1) year following the consummation of an initial business combination.

B. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

Section 17. Headings The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 18. Construction The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

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This subscription is accepted by the Company as of the date first written above.

Viking Acquisition Corp. I

By:	/s/ N. Håkan Wohlin
Name:	N. Håkan Wohlin
Title:	Chief Executive Officer

Accepted and agreed this 30th day of October, 2025

Viking Acquisition Sponsor I, LLC

By:	/s/ N. Håkan Wohlin
Name:	N. Håkan Wohlin
Title:	Manager

[Signature page to Private Placement Units Purchase Agreement]